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                                                                   EXHIBIT 99.1

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
       ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the Annual Report on Form 10-K for the year ended January 3, 2003 of STAAR Surgical Company (the "Company") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

Very truly yours,

David Bailey

/s/  DAVID BAILEY
Chief Executive Officer

John Bily

/s/  JOHN BILY
Chief Financial Officer

Dated:  April 2, 2003

   A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.